Exhibit 99.2

Supplemental Operating and Financial Data Second Quarter 2012

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3-5	Tenant Analysis
		20 Largest Tenants with Annualized Rent and Remaining Term	17
Key Financial Data		20 Largest Tenants, Industry Profile	18
Financial Highlights	6	Lease Expirations by Square Feet	19
Income Statements	7	Lease Expirations with Annualized Rent per Square Foot	20
Balance Sheets	8	Percentage of Leased Space by Property	21
Cash Flow Statements	9
Property Net Operating Income (NOI)	10	Transactional Drivers
Capital Analysis	11	Capital Recycling	22

Portfolio Overview		FFO Reconciliation	23
Property by Form of FSP Participation	12	FFO Definition	24
Regional Analysis and Map	13	FAD Reconciliation and Definition	25
Owned Property List	14	EBITDA Reconciliation and Definition	26
Properties with GAAP Rent per Square Foot	15	NOI Reconciliation and Definition	27
Capital Expenditures	16

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

June 30, 2012	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer that previously sponsored the organization of single-purpose entities that own real estate and the private placement of equity in those entities, which we refer to as “Sponsored REITs”.

Our Business

As of June 30, 2012, the Company owned and operated a portfolio of real estate consisting of 36 properties, managed 16 Sponsored REITs and held eight promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Strategy

FSP’s investment strategy is to make direct investments in real estate assets. Our primary type of real estate asset is suburban office properties. The Company believes that real estate, in general, and suburban office real estate, in particular, is a cyclical asset class, and FSP tries to minimize the risk of investing in that cyclical asset class by maintaining a low to moderate level of debt at the corporate level and historically has not had secured debt at the property level. FSP believes that matching a low to moderate leverage ratio with investments in the cyclical suburban office asset class will allow it to take advantage of disposition opportunities during peaks in the cycles and protect its investments from foreclosure or refinancing risk during the lows of the cycles. In addition to maintaining modest leverage, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential through geographical diversification by owning a portfolio of properties in varied markets that have sound long-term economic growth potential.

Snapshot
(as of Juns 30, 2012)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	36
Total Square Feet	7.1 Million
Common Shares Outstanding	82,937,405
Quarterly Dividend	$0.19
Dividend Yield	7.2%
Total Market Capitalization	$1.4 Billion
Insider Holdings	12.1%

June 30, 2012	3

Company Overview

FSP selects acquisitions based on market and/or property specific criteria, and actively manages the properties to maximize current income and long term appreciation in value. Attempting to invest more heavily in property near the perceived bottom of market cycles and likewise disposing of properties near the perceived top of the market cycles is a natural consequence of our flexible lower leverage model. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends.

Structure of the Company

FSP has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director, Member, Audit Committee and	Executive Vice President, General
Chairman of the Board	Member, Compensation Committee	Counsel and Assistant Secretary

Barbara J. Fournier	Georgia Murray	Jeffrey B. Carter
Executive Vice President, Chief Operating Officer,	Director, Chair, Compensation Committee and	Executive Vice President and
Treasurer, Secretary and Director	Member, Audit Committee	Chief Investment Officer

Janet Notopoulos	Barry Silverstein	John G. Demeritt
Executive Vice President and Director	Director, Member, Audit Committee and	Executive Vice President and
	Member, Compensation Committee	Chief Financial Officer
John N. Burke
Director, Chair, Audit Committee and
Member, Compensation Committee

June 30, 2012	4

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE MKT	Inquires should be directed to:
Wakefield, MA 01880	Symbol: FSP	John Demeritt, CFO
(t) 781-557-1300		877-686-9496 or InvestorRelations@
(f) 781-246-2807		franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE MKT: FSP)
	For the Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10
High Price	$ 10.84	$ 11.14	$ 13.08	$ 13.91	$ 14.25	$ 15.63	$ 14.42	$ 12.86
Low Price	$ 9.57	$ 9.43	$ 9.90	$ 10.49	$ 12.00	$ 13.52	$ 12.20	$ 10.99
Closing Price, at the end of the quarter	$ 10.58	$ 10.60	$ 9.95	$ 11.31	$ 12.91	$ 14.07	$ 14.25	$ 12.42
Dividends paid per share – quarterly	0.19	0.19	0.19	0.19	0.19	0.19	0.19	0.19
Closing dividend yield – annualized	7.2%	7.2%	7.64%	6.72%	5.89%	5.40%	5.33%	6.12%
Common shares outstanding (millions)	82.94	82.94	82.94	82.94	81.44	81.44	81.44	79.84

Quarterly and Annual results are expected to be announced during the week ending on these dates:

First Quarter:	3-May-13	Third Quarter:	2-Nov-12
Second Quarter:	2-Aug-12	Fourth Quarter:	1-Mar-13

June 30, 2012	5

Financial Highlights (in thousands, except per share data)

							For the Year
	For the Three Months Ended		For the Three Months Ended				Ended
	31-Mar-12	30-Jun-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11
Income Items:
Revenue:
Rental	$36,668	$35,830	$31,099	$33,606	$33,672	$37,014	$135,391
Related party revenue	2,616	3,045	808	1,150	1,037	1,051	4,046
Other	34	39	7	6	7	29	49
Total revenue	39,318	38,914	31,914	34,762	34,716	38,094	139,486

Total expenses	33,900	33,901	28,288	31,201	31,772	33,685	124,946

Income before interest income, equity in earnings in non-consolidated REITs and taxes	5,418	5,013	3,626	3,561	2,944	4,409	14,540
Interest income	8	4	11	5	3	3	22
Equity in earnings in non-consolidated REITs	391	494	968	1,166	573	978	3,685

Income before taxes	5,817	5,511	4,605	4,732	3,520	5,390	18,247
Income tax expense	79	77	50	68	67	82	267

Income from continuing operations	5,738	5,434	4,555	4,664	3,453	5,308	17,980
Income from discontinued operations	-	-	620	3,370	(139)	(246)	3,605
Gain on sale of assets	-	-	19,592	2,347	-	-	21,939

Net income	$5,738	$5,434	$24,767	$10,381	$3,314	$5,062	$43,524

FFO*	$19,571	$19,041	$16,250	$20,140	$16,362	$18,457	$71,209

Per Share Data:
EPS	$0.07	$0.07	$0.30	$0.13	$0.04	$0.06	$0.53
FFO*	0.24	0.23	0.20	0.25	0.20	0.22	0.87

Weighted Average Shares (diluted)	82,937	82,937	81,437	81,437	81,600	82,937	81,857

Balance Sheet Items:
Real estate, net	$1,001,863	$997,345	$979,560	$976,131	$997,258	$1,006,221	$867,608
Other assets, net	436,665	433,018	387,342	327,633	348,526	402,440	402,440
Total assets, net	1,438,528	1,430,363	1,366,902	1,303,764	1,345,784	1,408,661	1,238,735
Total liabilities, net	527,181	529,340	435,801	377,374	413,784	487,294	487,294
Shareholders' equity	911,347	901,023	931,101	926,390	932,000	921,367	921,367

* See page 23 for a reconciliation of Net Income to FFO and page 24 for a definition of FFO

June 30, 2012	6

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

							For the
	For the Three Months Ended		For the Three Months Ended				Year Ended
	31-Mar-12	30-Jun-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11

Revenue:
Rental	$36,668	$35,830	$31,099	$33,606	$33,672	$37,014	$135,391
Related party revenue:
Management fees and interest income from loans	2,616	3,045	808	1,150	1,037	1,051	4,046
Other	34	39	7	6	7	29	49
Total revenue	39,318	38,914	31,914	34,762	34,716	38,094	139,486

Expenses:
Real estate operating expenses	9,077	8,828	8,730	8,765	9,328	9,862	36,685
Real estate taxes and insurance	5,813	5,576	4,759	5,228	5,020	5,426	20,433
Depreciation and amortization	13,256	13,224	10,745	12,029	12,351	13,124	48,249
Selling, general and administrative	2,077	2,236	1,645	1,602	1,654	2,012	6,913
Interest	3,677	4,037	2,408	3,578	3,419	3,261	12,666
Total expenses	33,900	33,901	28,287	31,202	31,772	33,685	124,946

Income before interest income, equity in earnings of non-consolidated REITs and taxes	5,418	5,013	3,627	3,560	2,944	4,409	14,540
Interest income	8	4	11	5	3	3	22
Equity in earnings of non-consolidated REITs	391	494	968	1,166	573	978	3,685

Income before taxes on income	5,817	5,511	4,606	4,731	3,520	5,390	18,247
Income tax expense	79	77	50	68	67	82	267

Income from continuing operations	5,738	5,434	4,556	4,663	3,453	5,308	17,980
Income from discontinued operations	-	-	620	3,370	(139)	(246)	3,605
Gain on sale of assets	-	-	19,592	2,347	-	-	21,939

Net income	$5,738	$5,434	$24,768	$10,380	$3,314	$5,062	$43,524

Weighted average number of shares outstanding,basic and diluted	82,937	82,937	81,437	81,437	81,600	82,937	81,857

Earnings per share, basic and diluted, attributable to:Continuing operations	$0.07	$0.07	$0.06	$0.06	$0.04	$0.06	$0.22
Discontinued operations	-	-	0.01	-	(0.00)	(0.00)	0.04
Gains on sales of assets	-	-	0.24	0.03	-	-	0.27
Net income per share, basic and diluted	$0.07	$0.07	$0.30	$0.13	$0.04	$0.06	$0.53

June 30, 2012	7

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	March 31,	June 30,	September 30,	December 31,
	2012	2012	2011	2011	2011	2011
Assets:
Real estate assets:
Land	$137,503	$137,503	$129,800	$129,800	$134,711	$137,503
Buildings and improvements	1,023,905	1,027,321	978,876	982,821	1,006,814	1,020,449
Fixtures and equipment	885	896	600	726	761	856
	1,162,293	1,165,720	1,109,276	1,113,347	1,142,286	1,158,808
Less accumulated depreciation	160,430	168,375	129,716	137,216	145,028	152,587
Real estate assets, net	1,001,863	997,345	979,560	976,131	997,258	1,006,221

Acquired real estate leases, net	87,073	82,769	85,290	81,455	91,585	91,613
Investment in non-consolidated REITs	87,061	86,658	88,652	88,654	88,225	87,598
Assets held for syndication, net	-	-	47,630	11,206	4,720	-
Assets held for sale	-	-	5,108	-	-	-
Cash and cash equivalents	29,283	22,620	49,488	28,881	44,047	23,813
Restricted cash	511	533	440	459	477	493
Tenant rent receivables, net	1,090	1,403	1,688	1,846	1,418	1,460
Straight-line rent receivable, net	31,932	33,142	20,838	23,745	26,067	28,545
Prepaid expenses	1,164	2,605	1,400	1,255	2,553	1,223
Related party mortgage loan receivable	172,286	177,536	60,116	61,916	61,916	140,516
Other assets	4,006	3,640	6,339	6,237	5,219	4,538
Deferred leasing commissions, net	22,259	22,112	20,353	21,979	22,299	22,641
Total assets	$1,438,528	$1,430,363	$1,366,902	$1,303,764	$1,345,784	$1,408,661

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$494,000	$494,000	$404,000	$345,000	$375,000	449,000
Term loan payable	-	-	-	-	-	-
Accounts payable and accrued expenses	23,311	25,408	20,562	21,431	28,258	26,446
Accrued compensation	446	944	603	1,070	1,383	2,222
Tenant security deposits	2,181	2,113	2,533	2,476	2,453	2,008
Other liabilities: derivative termination value	-	-	828	447	63	-
Acquired unfavorable real estate leases, net	7,243	6,875	7,275	6,950	6,627	7,618
Total liabilities	527,181	529,340	435,801	377,374	413,784	487,294

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-	-	-
Common stock	8	8	8	8	8	8
Additional paid-in capital	1,042,876	1,042,876	1,025,491	1,025,491	1,042,876	1,042,876
Accumulated other comprehensive loss	-	-	(828)	(447)	(63)	-
Accumulated distributions in excess of accumulated earnings	(131,537)	(141,861)	(93,570)	(98,662)	(110,821)	(121,517)
Total stockholders’ equity	911,347	901,023	931,101	926,390	932,000	921,367
Total liabilities and stockholders’ equity	$1,438,528	$1,430,363	$1,366,902	$1,303,764	$1,345,784	$1,408,661

June 30, 2012	8

Condensed Consolidated Statements of Cash Flows (in thousands)

	Six Months Ended June 30,		Twelve Months Ended December 31
	2012	2011	2011	2010	2009

Cash flows from operating activities:
Net income	$11,172	$35,148	$43,524	$22,093	$27,872
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	-	(21,939)	(21,939)	-	(424)
Depreciation and amortization expense	27,495	23,670	50,261	39,627	36,561
Amortization of above market lease	20	(62)	(47)	1,362	3,359
Equity in earnings (losses) from non-consolidated REITs	(885)	(2,844)	(3,086)	(1,183)	(2,012)
Distributions from non-consolidated REITs	993	2,318	3,474	1,633	2,283
Increase in bad debt reserve	65	(365)	(365)	980	111
Changes in operating assets and liabilities:
Restricted cash	(40)	(39)	(73)	(86)	2
Tenant rent receivables	(8)	441	827	(1,120)	(564)
Straight-line rents	(2,571)	(5,176)	(9,878)	(4,249)	(1,879)
Lease Acquisition Costs	(2,026)	(55)	(153)	(4,246)	(59)
Prepaid expenses and other assets	(1,512)	914	1,611	865	907
Accounts payable and accrued expenses	(1,395)	(726)	4,213	(351)	2,760
Accrued compensation	(1,278)	(733)	419	387	(238)
Tenant security deposits	105	546	78	122	(66)
Payment of deferred leasing commissions	(1,513)	(5,386)	(8,058)	(10,515)	(2,659)

Net cash provided by operating activities	28,622	25,712	60,808	45,319	65,954

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(7,112)	(173,031)	(236,097)	(50,098)	(132,264)
Investment in non-consolidated REITs	(1)	(10)	(10)	(11)	(13,218)
Distributions in excess of earnings from non-consolidated REITs	834	664	1,582	3,537	3,345
Investment in related party mortgage loan receivable	(37,020)	(4,232)	(82,832)	(21,149)	(35,410)
Changes in deposits on real estate assets	-	200	200	(200)	-
Investment in assets held for syndication, net	-	(8,200)	2,230	1,319	8,159
Proceeds received on sales of real estate assets	-	96,790	96,790	-	672

Net cash used in investing activities	(43,299)	(87,819)	(218,137)	(66,602)	(168,716)

Cash flows from financing activities:
Distributions to stockholders	(31,516)	(30,946)	(62,177)	(60,586)	(55,313)
Proceeds (costs) from equity offering, net	-	(90)	17,295	21,868	114,695
Borrowings under New Revolver, net	45,000	345,000	449,000	-	-
Borrowings (repayments) under Revolver	-	(209,968)	(209,968)	100,960	41,540
Borrowing (repayment) of term loan payable, net	-	(74,850)	(74,850)	(150)	-
Deferred Financing Costs	-	(5,389)	(5,388)	-	-
Swap termination payment	-	(982)	(983)	-	-

Net cash provided by (used in) financing activities	13,484	22,775	112,929	62,092	100,922

Net decreases in cash and cash equivalents	(1,193)	(39,332)	(44,400)	40,809	(1,840)

Cash and cash equivalents, beginning of period	23,813	68,213	68,213	27,404	29,244

Cash and cash equivalents, end of period	$22,620	$28,881	$23,813	$68,213	$27,404

June 30, 2012	9

Property Net Operating Income (NOI): with Same Store comparison (in thousands)

	Net Operating Income (NOI)*
(in thousands)
	Rentable			Six Months			Six Months
	Square Feet	Three Months Ended:		Ended	Three Months Ended:		Ended	Inc	%
Region	or RSF	31-Mar-12	30-Jun-12	30-Jun-12	31-Mar-11	30-Jun-11	30-Jun-11	(Dec)	Change
East	1,181	$3,479	$3,094	$6,573	$3,019	$2,735	$5,754	$819	14.2%
MidWest	1,699	4,034	3,983	8,017	4,438	4,012	8,450	(433)	-5.1%
South	2,089	6,901	6,725	13,626	5,886	6,756	12,642	984	7.8%
West	1,089	2,278	2,443	4,721	1,718	2,293	4,011	710	17.7%
Same Store	6,058	16,692	16,245	32,937	15,061	15,796	30,857	2,080	6.7%

Acquisitions	994	4,901	4,868	9,769	807	3,513	4,320	5,449
Dispositions	-	-	-	-	495	133	628	(628)
Property NOI	7,052	$21,593	$21,113	$42,706	$16,363	$19,442	$35,805	$6,901	6.7%

Same Store		$16,692	$16,245	$32,937	$15,061	$15,796	$30,857	$2,080	6.7%

Nonrecurring
Items in NOI (a)		599	20	619	1	-	1	618	2.0%

Comparative
Same Store		$16,093	$16,225	$32,318	$15,060	$15,796	$30,856	$1,462	4.7%

(a) Nonrecurring Items in NOI include proceeds from bankruptcies, termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.
See page 27 for a reconciliation and definition of Net Income to Property NOI GAAP.

June 30, 2012	10

Capital Analysis (in thousands, except per share amounts)

	31-Mar-12	30-Jun-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11
Market Data:
Shares Outstanding	82,937	82,937	81,437	81,437	82,937	82,937
Closing market price per share	$10.60	$10.58	$14.07	$12.91	$11.31	$9.95
Market capitalization	$879,136	$877,478	$1,145,824	$1,051,357	$938,022	$825,227
Total Debt	494,000	494,000	404,000	345,000	375,000	449,000
Total Market Capitalization	$1,373,136	$1,371,478	$1,549,824	$1,396,357	$1,313,022	$1,274,227

Dividend Data:
Total dividends paid	$15,758	$15,758	$15,473	$15,473	$15,473	$15,758
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	80.5%	82.6%	95%	76%	95%	86%

Liquidity:
Cash and cash equivalents	$29,283	$22,620	$49,488	$28,881	$44,047	$23,813
Revolving credit facilities:
Gross potential available under current credit facilities	600,000	600,000	500,000	600,000	600,000	600,000
Less:
Outstanding balance	(494,000)	(494,000)	(404,000)	(345,000)	(375,000)	(449,000)
Total Liquidity	$135,283	$128,620	$145,488	$283,881	$269,047	$174,813

*See page 23 for a reconciliation of Net Income to FFO and page 24 for a definition of FFO

June 30, 2012	11

Portfolio Overview

	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11
Owned portfolio of commercial real estate:
Number of properties	36	36	36	35	34
Square feet	7,052,592	7,052,068	7,052,068	6,929,891	6,747,815
Leased percentage	90%	89%	89%	88%	87%

Investments in non-consolidated commercial real estate:
Number of properties	3	3	3	3	3
Square feet	2,003,968	2,004,953	2,001,542	1,998,575	1,996,457
Leased percentage	89%	90%	87%	83%	82%

Single Asset REITs (SARs) managed:
Number of properties	13	13	13	13	13
Square feet	3,322,589	3,322,570	3,322,639	3,322,638	3,322,569
Leased percentage	85%	84%	80%	80%	79%

Total owned, investments and managed properties:
Number of properties	52	52	52	51	50
Square feet	12,379,149	12,379,591	12,376,249	12,251,104	12,066,841
Leased percentage	89%	88%	86%	85%	84%

June 30, 2012	12

Regional Analysis and Map

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Emperor Boulevard	Durham	NC	East	259,531
Meadow Point	Chantilly	VA	East	138,537
Stonecroft	Chantilly	VA	East	111,469
Innsbrook	Glen Allen	VA	East	298,456
East Baltimore	Baltimore	MD	East	325,445
Loudoun Tech Center	Dulles	VA	East	135,888
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
909 Davis	Evanston	IL	MidWest	195,245
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,197
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Eden Bluff	Eden Prairie	MN	MidWest	153,028
121 South 8th Street	Minneapolis	MN	MidWest	472,712
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	117,050
Legacy Tennyson Center	Plano	TX	South	202,600
One Legacy Circle	Plano	TX	South	214,110
Park Ten	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
East Renner Road	Richardson	TX	South	122,300
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,405
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	197,527
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951
Total				7,052,592

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	264,857
303 East Wacker Drive	Chicago	IL	MidWest	844,953
Monument Circle	Indianapolis	IN	MidWest	213,609
505 Waterford	Plymouth	MN	MidWest	256,367
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	535,071
Lakeside Crossing II	Maryland Heights	MO	MidWest	116,000
Centre Pointe V	West Chester	OH	MidWest	135,936
Union Centre	West Chester	OH	MidWest	409,798
Satellite Place	Duluth	GA	South	134,785
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,797
Phoenix Tower	Houston	TX	South	623,944
Highland Place I	Centennial	CO	West	139,142
385 Interlocken	Broomfield	CO	West	295,891
Total				5,326,557

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	30-Jun-12	30-Jun-12

Mideast Division	8	1,441,088	20.4%	$222,692	88.8%
East Region Total	8	1,441,088	20.4%	222,692	88.8%
East North Central Division	4	791,849	11.2%	99,828	81.3%
West North Central	5	1,102,481	15.6%	105,764	96.3%
Midwest Region Total	9	1,894,330	26.8%	205,592	90.0%
Southeast	2	599,886	8.5%	117,176	95.2%
Southwest	10	2,028,407	28.8%	291,915	94.3%
South Region Total	12	2,628,293	37.3%	409,091	94.5%
Mountain	4	789,632	11.2%	124,153	81.1%
Pacific	3	299,249	4.3%	35,817	79.3%
West Region Total	7	1,088,881	15.5%	159,970	80.6%

Grand Total	36	7,052,592	100.0%	$997,345	90.0%

(a) NBV is for real estate assets, excluding intangibles

June 30, 2012	13

Owned Property List (in thousands)

						NBV (1)	% Leased
Region	Division	Name	City	State	S.F.	30-Jun-12	30-Jun-12

West	Pacific	Hillview Center	Milpitas	CA	36	$ 4,065	100.0%
West	Pacific	Montague	San Jose	CA	146	17,650	100.0%
West	Mountain	380 Interlocken	Broomfield	CO	240	41,135	89.5%
West	Mountain	390 Interlocken	Broomfield	CO	242	41,260	97.2%
West	Mountain	Centennial Technology Center	Colorado Springs	CO	110	11,417	85.4%
West	Mountain	Greenwood Plaza	Englewood	CO	197	30,342	48.9%
South	Southeast	Blue Lagoon Drive	Miami	FL	213	46,244	100.0%
South	Southeast	One Overton Place	Atlanta	GA	387	70,932	92.6%
MidWest	East North Central	Northwest Point	Elk Grove Village	IL	177	27,494	100.0%
MidWest	East North Central	909 Davis	Evanston	IL	195	22,790	94.8%
MidWest	East North Central	River Crossing	Indianapolis	IN	205	34,886	96.1%
East	Mideast	East Baltimore	Baltimore	MD	325	53,776	58.2%
MidWest	East North Central	Southfield Centre	Southfield	MI	215	14,659	39.6%
MidWest	West North Central	Eden Bluff	Eden Prairie	MN	153	14,001	100.0%
MidWest	West North Central	121 South 8th Street	Minneapolis	MN	473	24,813	95.6%
MidWest	West North Central	Timberlake	Chesterfield	MO	233	33,402	93.2%
MidWest	West North Central	Timberlake East	Chesterfield	MO	116	16,941	97.0%
MidWest	West North Central	Lakeside Crossing	Maryland Heights	MO	128	16,606	100.0%
East	Mideast	Park Seneca	Charlotte	NC	110	7,240	81.5%
East	Mideast	Forest Park	Charlotte	NC	62	5,968	100.0%
East	Mideast	Emperor Boulevard	Durham	NC	259	54,626	100.0%
South	Southwest	Addison Circle	Addison	TX	294	45,464	95.8%
South	Southwest	Liberty Plaza	Addison	TX	219	23,826	84.1%
South	Southwest	Park Ten	Houston	TX	156	18,794	96.1%
South	Southwest	Eldridge Green	Houston	TX	248	41,744	100.0%
South	Southwest	Park Ten Phase II	Houston	TX	157	29,882	100.0%
South	Southwest	Willow Bend Office Center	Plano	TX	117	18,343	77.8%
South	Southwest	Legacy Tennyson Center	Plano	TX	203	24,377	100.0%
South	Southwest	One Legacy Circle	Plano	TX	214	38,842	100.0%
South	Southwest	Collins Crossing	Richardson	TX	299	42,736	87.8%
South	Southwest	East Renner Road	Richardson	TX	122	7,907	100.0%
East	Mideast	Meadow Point	Chantilly	VA	139	22,340	100.0%
East	Mideast	Stonecroft	Chantilly	VA	111	18,719	100.0%
East	Mideast	Loudoun Tech Center	Dulles	VA	136	16,906	100.0%
East	Mideast	Innsbrook	Glen Allen	VA	298	43,116	98.3%
West	Pacific	Federal Way	Federal Way	WA	117	14,102	47.0%
					7,053	$ 997,345	90.0%
		(1) NBV is for real estate assets, excluding intangibles

June 30, 2012	14

Properties with GAAP Rent per Square Foot

						Weighted
						Occupied	Weighted
			Year Built		Weighted	Percentage as of	Average GAAP
			or	Net Rentable	Occupied	December 31,	Rent per Occupied
Property Name	City	State	Renovated	Square Feet	Sq. Ft.	2011 (a)	Square Feet (b)

Park Seneca	Charlotte	NC	1969	109,550	87,300	79.7%	$ 15.58
Forest Park	Charlotte	NC	1999	62,212	48,239	77.5%	15.53
Meadow Point	Chantilly	VA	1999	138,537	137,817	99.5%	26.23
Innsbrook	Glen Allen	VA	1999	298,456	149,944	50.2%	20.82
East Baltimore	Baltimore	MD	1989	325,445	204,445	62.8%	27.43
Loudoun Tech Center	Dulles	VA	1999	135,888	135,888	100.0%	15.58
Stonecroft	Chantilly	VA	2008	111,469	111,469	100.0%	37.40
Emperor Boulevard	Durham	NC	2009	259,531	259,531	100.0%	34.58
East total				1,441,088	1,134,633	78.7%	26.19
Southfield Centre	Southfield	MI	1977	214,697	97,215	45.3%	11.83
Northwest Point	Elk Grove Village	IL	1999	176,848	176,848	100.0%	19.38
909 Davis Street	Evanston	IL	2002	195,245	185,131	94.8%	33.84
River Crossing	Indianapolis	IN	1998	205,059	191,833	93.6%	23.75
Timberlake	Chesterfield	MO	1999	232,766	227,296	97.7%	21.33
Timberlake East	Chesterfield	MO	2000	116,197	109,365	94.1%	23.74
Lakeside Crossing	St. Louis	MO	2008	127,778	127,778	100.0%	23.68
Eden Bluff	Eden Praire	MN	2006	153,028	153,028	100.0%	27.21
121 South 8th Street	Minneapolis	MN	1974	472,616	419,021	88.7%	15.64
Midwest total				1,894,234	1,687,515	89.1%	21.68
Blue Lagoon Drive	Miami	FL	2002	212,619	212,619	100.0%	22.03
One Overton Place	Atlanta	GA	2002	387,267	352,916	91.1%	21.19
Willow Bend Office Center	Plano	TX	1999	116,622	74,801	64.1%	20.23
Park Ten	Houston	TX	1999	155,715	108,533	69.7%	28.67
Addison Circle	Addison	TX	1999	293,787	281,507	95.8%	25.16
Collins Crossing	Richardson	TX	1999	298,766	217,830	72.9%	24.37
Eldridge Green	Houston	TX	1999	248,399	248,399	100.0%	27.20
Park Ten Phase II	Houston	TX	2006	156,746	156,746	100.0%	28.75
Liberty Plaza	Addison	TX	1985	218,934	156,516	71.5%	20.91
Denbury Park	Plano	TX	1999/2008	202,600	202,600	100.0%	17.03
One Legacy Circle	Plano	TX	2008	214,110	198,608	92.8%	33.10
East Renner Road	Richardson	TX	1999	122,300	122,300	100.0%	10.00
South Total				2,627,865	2,333,376	88.8%	23.56
Centennial Technology Center	Colorado Springs	CO	1999	110,405	73,817	66.9%	16.39
380 Interlocken	Broomfield	CO	2000	240,184	204,349	85.1%	27.64
Greenwood Plaza	Englewood	CO	2000	197,527	92,383	46.8%	18.68
390 Interlocken	Broomfield	CO	2002	241,516	215,456	89.2%	29.24
Hillview Center	Milpitas	CA	1984	36,288	36,288	100.0%	14.19
Federal Way	Federal Way	WA	1982	117,010	43,773	37.4%	18.94
Montague Business Center	San Jose	CA	1982	145,951	145,951	100.0%	15.45
West Total				1,088,881	812,018	74.6%	22.76

Grand Total				7,052,068	5,967,542	84.6%	$ 23.42

(a) Based on weighted occupied square feet for the year ended December 31, 2011, including month-to-month tenants, divided by the Property's net rentable square footage
(b) Represents GAAP rental revenue for year ended December 2011 per weighted occupied square foot.

June 30, 2012	15

Owned Property Capital Expenditures (in thousands)

			Six Months
	For the Three Months Ended:		Ended
	31-Mar-12	30-Jun-12	30-Jun-12
Tenant improvements	$3,014	$2,705	$5,719
Deferred leasing costs	2,196	1,343	3,539
Building improvements	746	1,003	1,749
Total	$5,956	$5,051	$11,007

					Year
		For the Three Months Ended			Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11
Tenant improvements	$2,506	$3,215	$5,092	$8,219	$19,032
Deferred leasing costs	2,819	2,567	1,324	1,348	8,058
Building improvements	449	876	754	747	2,826
Total	$5,774	$6,658	$7,170	$10,314	$29,916

					Year
		For the Three Months Ended			Ended
	31-Mar-10	30-Jun-10	29-Sep-10	31-Dec-10	31-Dec-10
Tenant improvements	$1,305	$935	$3,634	$1,126	$7,000
Deferred leasing costs	5,566	1,519	808	2,622	10,515
Building improvements	380	498	671	1,053	2,602
Total	$7,251	$2,952	$5,113	$4,801	$20,117

					Year
		For the Three Months Ended			Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Tenant improvements	$1,373	$912	$931	$1,528	$4,744
Deferred leasing costs	162	1,395	645	457	2,659
Building improvements	466	116	265	619	1,466
Total	$2,001	$2,423	$1,841	$2,604	$8,869

June 30, 2012	16

20 Largest Tenants with Annualized Rent and Remaining Term at June 30, 2012

			Remaining	Aggregate	% of Aggregate	Annualized	% of Aggregate
	Tenant	Number of	Lease Term	Leased	Leased	Rent	Leased
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank (a)	1	6, 42	268,984	3.81%	$ 2,903,475	2.12%
2	Quintiles Transnational Corp.	1	81	259,531	3.68%	8,279,077	6.04%
3	CITGO Petroleum Corporation	1	116	248,399	3.52%	7,363,001	5.37%
4	Burger King Corporation	1	75	212,619	3.01%	4,465,755	3.26%
5	Denbury Onshore, LLC	1	49	202,600	2.87%	3,510,042	2.56%
6	RGA Reinsurance Company	1	30	185,501	2.63%	3,803,069	2.77%
7	SunTrust Bank	2	52, 111	182,888	2.59%	2,856,446	2.08%
8	Citicorp Credit Services, Inc	1	54	176,848	2.51%	3,511,335	2.56%
9	C.H. Robinson Worldwide, Inc	1	108	153,028	2.17%	4,064,622	2.96%
10	Houghton Mifflin Harcourt Publishing Company	1	57	150,050	2.13%	5,696,915	4.15%
11	Murphy Exploration & Production Company	1	58	144,677	2.05%	4,017,514	2.93%
12	Giesecke & Devrient America, Inc.	1	32	135,888	1.93%	1,842,083	1.34%
13	Monsanto Company	1	31	127,778	1.81%	3,308,333	2.41%
14	AT&T Services, Inc.	1	72	122,300	1.73%	958,812	0.70%
15	Vail Holdings, Inc.	2	81, 129	122,232	1.73%	3,366,724	2.45%
16	Northrop Grumman Systems Corporation	1	70	111,469	1.58%	4,260,211	3.11%
17	Argo Data Resource Corporation	1	71	109,990	1.56%	2,690,829	1.96%
18	Alliance Data Systems	1	95, 108	96,749	1.37%	2,890,424	2.11%
19	Federal National Mortgage Association	1	14	92,358	1.31%	1,863,613	1.36%
20	County of Santa Clara	1	102	90,467	1.28%	1,399,304	1.02%

			Total	3,194,356	45.29%	$ 73,051,584	53.25%

(a) Tenant to contract by 5,141 sf of December 31, 2012.

June 30, 2012	17

Tenant Analysis – 20 Largest Tenants Industry Profile (as a % of square feet at June 30, 2012)

June 30, 2012	18

Lease Expirations by Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2012	155,148	2.2%
2013	450,290	6.4%
2014	415,284	5.9%
2015	812,702	11.5%
2016	921,681	13.1%
2017	756,940	10.7%
2018	721,612	10.2%
2019	720,848	10.2%
2020	181,879	2.6%
2021	590,748	8.4%
2022	475,730	6.7%
2023	144,640	2.1%
Vacant	705,090	10.0%

Total	7,052,592	100.0%

June 30, 2012	19

Lease Expirations with Annualized Rent per Square Foot

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total Final
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring
June 30,	Year	Leases	Leases (a)	Leases	Leases
2012	80 (b)	155,148	$ 2,954,911	$ 19.05	2.2%
2013	53	450,290	10,148,904	22.54	7.4%
2014	45	415,284	7,649,361	18.42	5.6%
2015	44	812,702	17,027,468	20.95	12.4%
2016	40	921,681	17,817,791	19.33	13.0%
2017	32	756,940	18,977,692	25.07	13.8%
2018	17	721,612	15,731,269	21.80	11.5%
2019	15	720,848	17,006,355	23.59	12.4%
2020	9	181,879	4,291,352	23.59	3.1%
2021 and thereafter	45	1,211,118	25,574,060	21.12	18.6%
	380	6,347,502	$ 137,179,163	$ 21.61	100.0%
Vacancies as of 6/30/12		705,090
Total Portfolio Square Footage		7,052,592

(a) Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at June 30, 2012 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) 51 leases are Month to Month

June 30, 2012	20

Percentage of Leased Space by Property

					Second		Third		Fourth		First		Second
				% Leased (1)	Quarter	% Leased (1)	Quarter	% Leased (1)	Quarter	% Leased (1)	Quarter	% Leased (1)	Quarter
			Square	as of	Average %	as of	Average %	as of	Average %	as of	Average %	as of	Average %
	Property Name	Location	Feet	30-Jun-11	Leased (2)	30-Sep-11	Leased (2)	31-Dec-11	Leased (2)	31-Mar-12	Leased (2)	30-Jun-12	Leased (2)

1	PARK SENECA	Charlotte, NC	109,550	80.1%	79.1%	80.9%	80.5%	80.6%	80.6%	80.5%	79.9%	81.5%	80.9%
2	HILLVIEW CENTER	Milpitas, CA	36,288	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
3	SOUTHFIELD	Southfield, MI	214,697	39.2%	41.7%	39.2%	39.2%	39.2%	39.2%	39.2%	39.2%	39.6%	38.5%
4	FOREST PARK	Charlotte, NC	62,212	100.0%	85.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
5	CENTENNIAL	Colorado Springs, CO	110,405	66.9%	66.9%	66.9%	66.9%	85.4%	73.0%	85.4%	85.4%	85.4%	85.4%
6	MEADOW POINT	Chantilly, VA	138,537	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
7	TIMBERLAKE	Chesterfield, MO	232,766	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%	93.2%	96.2%
8	FEDERAL WAY	Federal Way, WA	117,010	42.0%	42.0%	42.0%	42.0%	47.0%	44.3%	47.0%	47.0%	47.0%	47.0%
9	NORTHWEST POINT	Elk Grove Village, IL	176,848	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
10	TIMBERLAKE EAST	Chesterfield, MO	116,197	100.0%	100.0%	85.9%	90.6%	85.9%	85.9%	85.9%	85.9%	97.0%	89.6%
11	PARK TEN	Houston, TX	155,715	98.8%	98.8%	98.8%	98.8%	81.2%	81.2%	81.2%	81.2%	96.1%	91.1%
12	MONTAGUE	San Jose, CA	145,951	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
13	ADDISON	Addison, TX	293,787	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%
14	COLLINS CROSSING	Richardson, TX	298,766	79.7%	79.3%	88.4%	88.4%	88.4%	88.4%	87.8%	87.8%	87.8%	87.8%
15	GREENWOOD PLAZA	Englewood, CO	197,527	54.3%	58.2%	54.3%	54.3%	48.9%	48.4%	48.9%	48.9%	48.9%	48.9%
16	RIVER CROSSING	Indianapolis, IN	205,059	93.5%	93.4%	93.5%	93.5%	93.5%	93.5%	93.9%	93.1%	96.1%	94.6%
17	LIBERTY PLAZA	Addison, TX	218,934	75.6%	75.6%	68.6%	68.0%	77.9%	74.8%	76.4%	77.4%	84.1%	78.9%
18	INNSBROOK	Glen Allen, VA	298,456	63.7%	67.3%	86.8%	78.8%	98.3%	90.7%	98.3%	98.3%	98.3%	98.3%
19	380 INTERLOCKEN	Broomfield, CO	240,184	85.1%	85.1%	85.1%	85.1%	85.1%	85.1%	89.5%	86.5%	89.5%	89.5%
20	BLUE LAGOON	Miami, FLA	212,619	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
21	ELDRIDGE GREEN	Houston, TX	248,399	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
22	WILLOW BEND	Plano, TX	117,050	83.1%	76.8%	83.1%	83.1%	83.1%	83.1%	77.4%	77.4%	77.8%	77.8%
23	ONE OVERTON PARK	Atlanta, GA	387,267	91.1%	91.5%	90.4%	90.6%	89.3%	90.0%	91.7%	90.9%	92.6%	92.3%
24	390 INTERLOCKEN	Broomfield, CO	241,516	95.9%	95.9%	96.6%	96.9%	93.4%	94.3%	96.4%	94.6%	97.2%	96.9%
25	EAST BALTIMORE	Baltimore, MD	325,445	55.7%	55.5%	55.7%	55.7%	55.7%	55.7%	56.2%	55.9%	58.2%	57.5%
26	PARK TEN PHASE II	Houston, TX	156,746	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
27	LAKESIDE CROSSING I	Maryland Heights, MO	127,778	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
28	LOUDOUN TECH	Dulles, VA	135,888	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
29	4807 STONECROFT	Chantilly, VA	111,469	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
30	EDEN BLUFF	Eden Prairie, MN	153,028	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
31	121 SOUTH EIGHTH ST	Minneapolis, MN	472,712	92.5%	92.1%	93.6%	93.1%	93.6%	93.6%	93.8%	93.8%	95.6%	94.4%
32	EMPEROR BOULEVARD	Durham, NC	259,531	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
33	LEGACY TENNYSON CTR	Plano, TX	202,600	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
34	ONE LEGACY	Plano, TX	214,110	100.0%	94.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
35	909 DAVIS	Evanston, IL	195,245	n/a	n/a	94.8%	94.8%	94.8%	94.8%	94.8%	94.8%	94.8%	94.8%
36	1410 EAST RENNER	Richardson, TX	122,300	n/a	n/a	n/a	n/a	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	TOTAL WEIGHTED AVERAGE (3)		7,052,592	86.9%	86.9%	88.1%	87.7%	88.7%	88.1%	89.0%	88.8%	90.0%	89.5%

(1) % Leased as of month's end includes all leases that expire on the last day of the quarter.

(2) Average quarterly percentage is the average of the end of the month leased percentage for each of the 3 months during the quarter.

(3) 2011 Second Quarter Totals include Bollman Place (98,745 sf) located Maryland, which sold in June 2011.

June 30, 2012	21

Capital Recycling ($ in thousands)

Recent Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price

2011
Emperor Boulevard	NC/East	Office	259,531	3/4/11	$ 75,800
Legacy Tennyson Center	TX/South	Office	202,600	3/10/11	37,000
One Legacy Circle	TX/South	Office	214,110	3/24/11	52,983
909 Davis	IL/Midwest	Office	195,245	9/30/11	37,062
East Renner Road	TX/South	Office	122,300	10/6/11	11,282

2010
121 South 8th Street	MN/Midwest	Office	474,646	6/29/10	39,405

2009
Stonecroft-Chantilly	VA/East	Office	111,469	6/26/09	29,000
Eden Bluff - Eden Prairie	MN/Midwest	Office	153,028	6/30/09	22,784
Fairview	VA/East	Office	252,613	9/30/09	73,000

2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

Recent Dispositions:
					Net Sales	Gain (Loss)
	State/Region	Property Type	Square Feet	Date Sold	Proceeds	on Sale
2011
Fairview	VA/East	Office	252,613	1/21/11	$ 89,382	$ 19,592
Bollman	MD/East	Industrial	98,745	6/24/11	7,408	2,346

2007
Piedmont Center	SC/East	Office	144,029	1/31/07	5,830	(4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

June 30, 2012	22

FFO Reconciliation (in thousands, except per share amounts)

	For the Three Months Ended:						For the Year Ended:
	31-Mar-12	30-Jun-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	2011	2010	2009	2008

Net income	$5,738	$5,434	$24,767	$10,381	$3,314	$5,062	$43,524	$22,093	$27,872	$24,572
Less gain on sale of assets	—	—	(19,593)	(2,346)	—	—	(21,939)	—	(424)	—
GAAP income from non-consolidated REITs	(391)	(494)	(1,773)	(1,166)	(573)	(978)	(4,490)	(1,190)	(2,012)	(1,953)
Distributions from non-consolidated REITs	929	898	1,767	1,215	1,104	970	5,056	5,170	5,628	4,802
Depreciation & amortization	13,295	13,203	10,812	12,047	12,332	13,248	48,439	40,724	39,652	26,146
NAREIT FFO	19,571	19,041	15,980	20,131	16,177	18,302	70,590	66,797	70,716	53,567
Acquisition costs	—	—	269	9	185	157	620	125	643	—
Funds From Operations (FFO)	$19,571	$19,041	$16,249	$20,140	$16,362	$18,459	$71,210	$66,922	$71,359	$53,567

Per Share Data:
EPS	$0.07	$0.07	$0.30	$0.13	$0.04	$0.06	$0.55	$0.28	$0.38	$0.35
FFO	0.24	0.23	0.20	0.25	0.20	0.23	0.89	0.84	0.98	0.76

Weighted Average Shares (basic and diluted)	82,937	82,937	81,437	81,437	81,600	81,600	79,826	79,826	73,001	70,481

June 30, 2012	23

FFO Definition

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2012	24

Funds Available for Distribution (FAD) Reconciliation and Definition (in thousands, except per share amounts)

	For the Three Months Ended:

	31-Mar-12	30-Jun-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10

Net income	$5,738	$5,434	$24,767	$10,381	$3,314	$5,062	$5,562	$5,954	$4,757	$5,820
(Gain) Loss on sale of assets	—	—	(19,593)	(2,346)	—	—	—	—	—	—
GAAP income from non-consolidated REITs	(391)	(494)	(1,773)	(1,166)	(573)	(978)	(253)	(380)	(404)	(153)
Distributions from non-consolidated REITs	929	898	1,767	1,215	1,104	970	1,407	1,324	1,192	1,247
Acquisition costs	—	—	269	9	185	157	—	129	(4)	—
Depreciation & amortization	13,295	13,203	10,812	12,047	12,332	13,248	9,934	9,675	10,510	10,605
Funds From Operations (FFO)	$19,571	$19,041	$16,249	$20,140	$16,362	$18,459	$16,650	$16,702	$16,051	$17,519

Funds Available for Distribution:
Funds From Operations (FFO)	19,571	19,041	16,249	20,140	16,362	18,459	16,650	16,702	16,051	17,519
Straight-line rent	(1,516)	(1,054)	(2,303)	(2,873)	(2,228)	(2,474)	(1,018)	(740)	(1,203)	(1,288)
Capital expenditures	(746)	(1,003)	(449)	(876)	(754)	(747)	(380)	(498)	(671)	(1,053)
Funds Available for Distribution (FAD)	$17,309	$16,984	$13,497	$16,391	$13,380	$15,238	$15,252	$15,464	$14,177	$15,178

Per Share Data:
EPS	$0.07	$0.07	$0.30	$0.13	$0.04	$0.06	$0.07	$0.07	$0.06	$0.07
FFO	0.24	0.23	0.20	0.25	0.20	0.22	0.21	0.21	0.20	0.22
FAD	0.21	0.20	0.17	0.20	0.16	0.18	0.19	0.19	0.18	0.19

Weighted Average Shares (basic and diluted)	82,937	82,937	81,437	81,437	81,600	82,937	79,681	79,681	79,751	80,187

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any. FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2012	25

EBITDA Reconciliation and Definition (in thousands, except ratio amounts)

	For the three						Year Ended					Year Ended
	months ended:		For the three months ended:				31-Dec-11	For the three months ended:				31-Dec-10
	31-Mar-12	30-Jun-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11		31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10

Net income	$5,738	$5,434	$24,767	$10,381	$3,314	$5,062	$43,524	$5,562	$5,954	$4,757	$5,820	$22,093
Interest expense	3,677	4,037	2,408	3,578	3,419	3,261	12,666	1,652	1,735	1,892	2,004	7,283
Depreciation and amortization	13,295	13,203	10,812	12,047	12,332	13,248	48,439	9,934	9,675	10,510	10,605	40,724
Income taxes	79	77	50	68	67	82	267	(68)	5	(37)	317	217
EBITDA	22,789	22,751	38,037	26,074	19,132	21,653	104,896	17,080	17,369	17,122	18,746	70,317

Interest expense	$3,677	$4,037	$2,408	$3,578	$3,419	$3,261	$12,666	$1,652	$1,735	$1,892	$2,004	$7,283
Scheduled principal payments (1)	—	—	—	—	—	—	—	—	—	—	150	150
Interest and scheduled principal payments	$3,677	$4,037	$2,408	$3,578	$3,419	$3,261	$12,666	$1,652	$1,735	$1,892	$2,154	$7,433

Interest coverage ratio	6.20	5.64	15.80	7.29	5.60	6.64	8.28	10.34	10.01	9.05	9.35	9.65

Debt service coverage ratio	6.20	5.64	15.80	7.29	5.60	6.64	8.28	10.34	10.01	9.05	8.70	9.46

EBITDA, a non-GAAP financial measure, is defined as net income, plus interest expense, income tax expense and depreciation and amortization expense. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

June 30, 2012	26

Reconciliation of Net Income to Property NOI and Definition (in thousands)

	Three Months Ended		Three Months Ended				2011	Three Months Ended				2010
	31-Mar-12	30-Jun-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	Total	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	Total

Net Income	$5,738	$5,434	$24,767	$10,381	$3,314	$5,062	$43,524	$5,562	$5,954	$4,757	$5,820	$22,093
Add (deduct):
Investment banking segment net loss (income)	—	—	(160)	(3,274)	139	(132)	(3,427)	479	(263)	401	(1,352)	(735)
Gain on sale of assets	—	—	(19,593)	(2,346)	—	—	(21,939)	—	—	—	—	—
Management fees (before elimination)	(488)	(479)	(364)	(428)	(439)	(563)	(1,794)	(484)	(359)	(362)	(535)	(1,740)
Depreciation and Amortization	13,256	13,224	10,781	12,065	12,279	13,195	48,320	9,184	9,205	10,348	10,453	39,190
Amortization of favorable leases	40	(20)	(39)	(23)	(57)	72	(47)	716	432	96	119	1,363
Selling, general and administrative	2,077	2,236	1,644	1,602	1,656	2,011	6,913	1,447	1,854	1,400	1,698	6,399
Interest expense	3,677	4,037	2,408	3,578	3,419	3,260	12,665	1,652	1,736	1,892	2,003	7,283
Interest income	(2,340)	(2,774)	(600)	(910)	(790)	(810)	(3,110)	(338)	(374)	(431)	(491)	(1,634)
Equity in earnings of nonconsolidated REITs	(391)	(494)	(968)	(1,166)	(573)	(978)	(3,685)	(253)	(380)	(404)	(229)	(1,266)
Non-property specific income and expenses, net	24	(51)	(1,513)	(37)	67	305	(1,178)	461	690	421	(268)	1,304
Property NOI	21,593	21,113	16,363	19,442	19,015	21,422	76,242	18,426	18,495	18,118	17,218	72,257

Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

June 30, 2012	27

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com